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                                                                       EXHIBIT 1


         In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Amendment No. 2 to Schedule 13D dated March 16, 2001 (including amendments thereto) with respect to the common stock of Shop at Home, Inc. This joint filing agreement shall be filed as an Exhibit to such Amendment.


Date: March 19, 2001                LEGACY MEDIA PARTNERS, LLC

                                    By: Legacy Asset Management, Inc., Manager


                                    By: /s/ John F. Ray
                                       -----------------------------------------
                                        John F. Ray, President

Date: March 19, 2001                LEGACY ASSET MANAGEMENT, INC.

                                    By: /s/ John F. Ray
                                       -----------------------------------------
                                        John F. Ray, President


Date: March 19, 2001                LEGACY INVESTMENT GROUP, INC.

                                    By: /s/ Michael D. Easterly
                                       -----------------------------------------
                                        Michael D. Easterly,
                                        President and Chief Executive Officer


Date: March 19, 2001
                                        /s/ Michael D. Easterly
                                    --------------------------------------------
                                        Michael D. Easterly


Date: March 19, 2001
                                        /s/ W. Charles Warner
                                    --------------------------------------------
                                        W. Charles Warner


Date: March 19, 2001
                                        /s/ John R. Jordan
                                    --------------------------------------------
                                        John R. Jordan